DEATH BENEFIT OPTION 1

Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                  $77,033.01

 (B)  Plus Premium Paid in Year 5                                      20,000.00

 (C)  Minus Premium Load                                                2,050.00
      [(7.00% + 1.25% + 2.00%) * $20,000]1
                                                                     -----------

 (D)  Policy Value at the Beginning of Year 1, Month 1                $94,983.01
      [ A + B - C ]

 (E)  Minus COI Charges                                                   143.66
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 19.23 [ A * ((1+0.003)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.06%)3 390.84 [ ( D - E - F - G ) * ((1+0.0506)^(1/12)-1) ]
                                                                     -----------

 (I)  Policy Value at the End of Year 1, Month 1                      $95,210.96
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% (Net Investment Return of 5.06%)



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                   $ 95,210.96

 (K)          Less Surrender Charge -

 (L)  Enhanced Cash Surrender Value Rider additional payment        $ 5,800.00
              (see calculation below)

                                                                 --------------

 (M)  Surrender Value at the End of Year 5, Month 1               $ 101,010.96
      [ J - K + L ]



Calculation of ECSVR additional payment

 (1)  Premium received                                            $ 100,000.00

 (2)  ECSVR factor in Year 5                                              5.8%

                                                                 --------------

 (3)  ECSVR additional payment                                      $ 5,800.00
      [ 1 * 2 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Surrender Value at the End of Year 5, Month 1              $ 101,010.96

 (N) Applicable Corridor Factor 1.91
                                                             -----------------

 (O)  Minimum Death Benefit                                      $ 192,930.93
      [ M * N ]

 (P)  Death Benefit 1,000,000.00
                                                             -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1              $ 1,000,000.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly        Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin        Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge       Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1          $ 77,033.01     $ 20,000.00       2,050.00      $ 94,983.01      143.66        $ -      $ 19.23      $ 95,210.96
    2            95,210.96               -              -        95,210.96      143.62          -        23.77        95,435.33
    3            95,435.33               -              -        95,435.33      143.59          -        23.83        95,660.60
    4            95,660.60               -              -        95,660.60      143.55          -        23.88        95,886.79
    5            95,886.79               -              -        95,886.79      143.51          -        23.94        96,113.89
    6            96,113.89               -              -        96,113.89      143.48          -        24.00        96,341.89
    7            96,341.89               -              -        96,341.89      143.44          -        24.05        96,570.82
    8            96,570.82               -              -        96,570.82      143.40          -        24.11        96,800.68
    9            96,800.68               -              -        96,800.68      143.37          -        24.17        97,031.45
   10            97,031.45               -              -        97,031.45      143.33          -        24.22        97,263.17
   11            97,263.17               -              -        97,263.17      143.29          -        24.28        97,495.82
   12            97,495.82               -              -        97,495.82      143.26          -        24.34        97,729.40

-------------------------------------------------------------------------

                                  End of                       End of
                                   Month                        Month
                     Face          Death    Surrender       Surrender
  Month            Amount        Benefit       Charge           Value
----------------------------------------------------------------------
    1          $1,000,000      1,000,000          $ -     $101,010.96
    2           1,000,000      1,000,000            -     $101,235.33
    3           1,000,000      1,000,000            -     $101,460.60
    4           1,000,000      1,000,000            -     $101,686.79
    5           1,000,000      1,000,000            -     $101,913.89
    6           1,000,000      1,000,000            -     $102,141.89
    7           1,000,000      1,000,000            -     $102,370.82
    8           1,000,000      1,000,000            -     $102,600.68
    9           1,000,000      1,000,000            -     $102,831.45
   10           1,000,000      1,000,000            -     $103,063.17
   11           1,000,000      1,000,000            -     $103,295.82
   12           1,000,000      1,000,000            -     $103,529.40

DEATH BENEFIT OPTION 2


Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                  $76,769.74

 (B)  Plus Premium Paid in Year 5                                      20,000.00

 (C)  Minus Premium Load                                                2,050.00
      [(4.50% + 1.25% + 2.00%) * $20,000]1
                                                                    ------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                $94,719.74
      [ A + B - C ]

 (E)  Minus COI Charges                                                   158.74
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge                                             19.17
      [ A * ((1+0.003)^(1/12)-1) ] (No ABC on Initial Premium)

 (H) Plus Investment Return ( 5.06%)3 389.69 [ ( D - E - F - G ) * ((1+0.0506)^(1/12)-1) ]
                                                                    ------------

 (I)  Policy Value at the End of Year 5, Month 1                      $94,931.52
      [ D - E - F - G + H ]

-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% (Net Investment Return of 5.06%)



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                    $ 94,931.52

 (K)          Less Surrender Charge -

 (L)  Enhanced Cash Surrender Value Rider additional payment         $ 5,800.00
              (see calculation below)

                                                                 ---------------

 (M)  Surrender Value at the End of Year 5, Month 1                $ 100,731.52
      [ J - K + L ]



Calculation of ECSVR additional payment

 (1)  Cumulative Premium                                           $ 100,000.00

 (2)  ECSVR factor in Year 5                                               5.8%

                                                                 ---------------

 (3)  ECSVR additional payment                                       $ 5,800.00
      [ 1 * 2 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Surrender Value at the End of Year 5, Month 1              $ 100,731.52

 (N) Applicable Corridor Factor 1.91
                                                             -----------------

 (O)  Minimum Death Benefit                                      $ 192,397.20
      [ M * N ]

 (P)  Death Benefit 1,094,931.52
                                                             -----------------
      [Face Amount + Policy Value ]

 (Q)  Death Benefit at the End of Year 5, Month 1              $ 1,094,931.52
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

-----------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly        Asset              End of
               Prior Month         Premium        Premium         of Month         COI      Admin        Based               Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge       Charge        Policy Value
-----------------------------------------------------------------------------------------------------------------------------------
    1             $ 76,770     $ 20,000.00     $ 2,050.00         $ 94,720     $158.74        $ -      $ 19.17            $ 94,932
    2               94,932               -              -           94,932      158.74          -        23.70              95,140
    3               95,140               -              -           95,140      158.74          -        23.75              95,349
    4               95,349               -              -           95,349      158.74          -        23.80              95,558
    5               95,558               -              -           95,558      158.74          -        23.86              95,769
    6               95,769               -              -           95,769      158.74          -        23.91              95,980
    7               95,980               -              -           95,980      158.74          -        23.96              96,192
    8               96,192               -              -           96,192      158.74          -        24.02              96,405
    9               96,405               -              -           96,405      158.74          -        24.07              96,619
   10               96,619               -              -           96,619      158.74          -        24.12              96,834
   11               96,834               -              -           96,834      158.74          -        24.18              97,049
   12               97,049               -              -           97,049      158.74          -        24.23              97,266

---------------------------------------------------------------------------

                                    End of                       End of
                                     Month                        Month
                    Face             Death    Surrender       Surrender
  Month           Amount           Benefit       Charge           Value
------------------------------------------------------------------------
    1         $1,000,000       $ 1,094,932          $ -     $100,731.52
    2          1,000,000         1,095,140            -      100,939.63
    3          1,000,000         1,095,349            -      101,148.55
    4          1,000,000         1,095,558            -      101,358.28
    5          1,000,000         1,095,769            -      101,568.81
    6          1,000,000         1,095,980            -      101,780.16
    7          1,000,000         1,096,192            -      101,992.33
    8          1,000,000         1,096,405            -      102,205.31
    9          1,000,000         1,096,619            -      102,419.12
   10          1,000,000         1,096,834            -      102,633.76
   11          1,000,000         1,097,049            -      102,849.23
   12          1,000,000         1,097,266            -      103,065.54

DEATH BENEFIT OPTION 3


Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                  $76,753.61

 (B)  Plus Premium Paid in Year 5                                      20,000.00

 (C)  Minus Premium Load                                                2,050.00
      [(7.00% + 1.25% + 2.00%) * $20,000]1
                                                                      ----------

 (D)  Policy Value at the Beginning of Year 5, Month 1                $94,703.61
      [ A + B - C ]

 (E)  Minus COI Charges                                                   159.58
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 19.16 [ A * ((1+0.003)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.06%)3 389.62 [ ( D - E - F - G ) * ((1+0.0506)^(1/12)-1) ]
                                                                      ----------

 (I)  Policy Value at the End of Year 5, Month 1                      $94,914.49
      [ D - E - F - G + H ]

-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical  Gross  Investment  Return of 6.00% (Net Investment  Return of
     5.06%)



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                     $ 94,914.49

 (K)          Less Surrender Charge -

 (L)  Enhanced Cash Surrender Value Rider additional payment          $ 5,800.00
              (see calculation below)

                                                                   -------------

 (M)  Surrender Value at the End of Year 1, Month 1                  $100,714.49
      [ J - K + L ]



Calculation of ECSVR additional payment

 (1)  Cumulative Premium                                             $100,000.00

 (2)  ECSVR factor in Year 5                                                5.8%

                                                                   -------------

 (3)  ECSVR additional payment                                        $ 5,800.00
      [ 1 * 2 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Surrender Value at the End of Year 5, Month 1                 $ 100,714.49

 (N) Applicable Corridor Factor 1.91
                                                             -------------------

 (O)  Minimum Death Benefit                                         $ 192,364.67
      [ M * N ]

 (P)  Death Benefit 1,100,000.00
                                                             -------------------
      [Face Amount +Cumulative Premium ]

 (Q)  Death Benefit at the End of Year 1, Month 1                 $ 1,100,000.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly        Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin        Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge       Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1             $ 76,754     $ 20,000.00     $ 2,050.00         $ 94,704     $159.58        $ -        19.16         $ 94,914
    2             $ 94,914               -              -         $ 94,914      159.55          -        23.70         $ 95,122
    3             $ 95,122               -              -         $ 95,122      159.51          -        23.75         $ 95,330
    4             $ 95,330               -              -         $ 95,330      159.48          -        23.80         $ 95,539
    5             $ 95,539               -              -         $ 95,539      159.45          -        23.85         $ 95,748
    6             $ 95,748               -              -         $ 95,748      159.41          -        23.90         $ 95,959
    7             $ 95,959               -              -         $ 95,959      159.38          -        23.96         $ 96,170
    8             $ 96,170               -              -         $ 96,170      159.35          -        24.01         $ 96,383
    9             $ 96,383               -              -         $ 96,383      159.31          -        24.06         $ 96,596
   10             $ 96,596               -              -         $ 96,596      159.28          -        24.12         $ 96,810
   11             $ 96,810               -              -         $ 96,810      159.24          -        24.17         $ 97,025
   12             $ 97,025               -              -         $ 97,025      159.21          -        24.22         $ 97,241


---------------------------------------------------------------------------

                                    End of                       End of
                                     Month                        Month
                    Face             Death   Surrender        Surrender
  Month           Amount           Benefit      Charge            Value
------------------------------------------------------------------------
    1         $1,000,000       $ 1,100,000         $ -        $ 100,714
    2          1,000,000         1,100,000           -        $ 100,922
    3          1,000,000         1,100,000           -        $ 101,130
    4          1,000,000         1,100,000           -        $ 101,339
    5          1,000,000         1,100,000           -        $ 101,548
    6          1,000,000         1,100,000           -        $ 101,759
    7          1,000,000         1,100,000           -        $ 101,970
    8          1,000,000         1,100,000           -        $ 102,183
    9          1,000,000         1,100,000           -        $ 102,396
   10          1,000,000         1,100,000           -        $ 102,610
   11          1,000,000         1,100,000           -        $ 102,825
   12          1,000,000         1,100,000           -        $ 103,041